UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 16, 2009



                    INNOVATIONAL WIRELESS TECHNOLOGIES, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



             Delaware                    000-53421
--------------------------------- ------------------------ ---------------------
  (State or Other Jurisdiction of  (Commission File No.)       (IRS Employer
          Incorporation)                                     Identification No.)



                       Attn: Mr. Pavel Alpatov, Director
                   Innovational Wireless Technologies, Inc.
                         305 Madison Avenue, Suite 1166
                              New York, NY 10165
                   ----------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                 917-591-2648
                           -------------------------
                           (ISSUER TELEPHONE NUMBER)




                            Bayrock Ventures, Inc.
                            ----------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT





                          FORWARD LOOKING STATEMENTS


       This Form 8-K and other reports filed by Innovational Wireless Technologies, Inc. (the "Registrant") from time to time with the U.S. Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

       Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.




ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.


       On October 16, 2009, the Company's Board of Directors approved to change the name of the Registrant from "Bayrock Ventures, Inc." to "Innovational Wireless Technologies, Inc."

       The name change was also approved by a majority shareholder vote without conducting a shareholders' meeting as permitted by the Delaware Corporation Act.

       The effective date of this amendment will take place as soon as the Registrant files an amendment to the Company's Certificate of Incorporation, with the Delaware Secretary of State, and receives a notification from the State of Delaware that such change had been made in the corporate charter of the Company, and is on file with the State of Delaware.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

    None

(b) Pro Forma Financial Information

    None

(c) Exhibits.

            99.1 Written Consent by the Shareholders of Bayrock Ventures, Inc. to change name to Innovational Wireless Technologies, Inc.

            99.2    Unanimous Written Consent  by  the  Board  of  Directors of
                    Bayrock   Ventures,   Inc.   approving   name   change   to
                    Innovational Wireless Technologies, Inc.








                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


INNOVATIONAL WIRELESS TECHNOLOGIES, INC.


BY:        /s/ Pavel Alpatov
           ----------------------------------------
           PAVEL ALPATOV
           PRESIDENT AND DIRECTOR


Dated: October 19, 2009